UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2023

HOLLEY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39599	87-1727560
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Russellville Road, Bowling Green, KY	42101
(Address of principal executive offices)	(Zip Code)

(270) 782-2900
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	HLLY	New York Stock Exchange
Warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	HLLY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On February 6, 2023, Holley Inc. (the “Company”) issued a press release announcing its preliminary financial results for the fourth quarter and full year ended December 31, 2022. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference.

The information under Item 2.02 of this Report, including Exhibit 99.1, attached hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Announcement of CEO Transition

On February 4, 2023, Thomas Tomlinson gave notice to the Company that he will retire as President and Chief Executive Officer (“CEO”) and resign from the Board of Directors (the “Board”), effective February 6, 2023. The Board has appointed current Director, Michelle Gloeckler, as Interim President and CEO while it conducts a comprehensive search process to identify a permanent CEO. The search will be conducted with the assistance of Heidrick & Struggles, who was retained by the Board in September 2022 for a comprehensive review of succession planning. Ms. Gloeckler has been a member of the Board since July 2021 and has over 30 years of experience in consumer-packaged goods, merchandising, sourcing, manufacturing and strategy.

In addition, Matthew Rubel, the Company’s current Chairman of the Board, was designated and appointed Executive Chairman of the Board, and expects to serve in such role until a permanent CEO has been selected. Further, Graham Clempson, an observer on the Board since the Company’s business combination with Empower Ltd. (“Empower”) in July 2021, was appointed to serve as a member of the Board, effective immediately. Mr. Clempson fills the vacancy resulting from Mr. Tomlinson’s resignation, and, as a result, will serve as a Class III Director for a term ending at the Company’s 2024 Annual Meeting of Stockholders. Mr. Clempson will serve as the Chair and member of the Compensation and Talent Committee and as a member of the Audit Committee. Anita Sehgal, who joined the Board in May of 2022, will become the Chair of the Nominating and Governance Committee.

During her service as Interim President and CEO, Ms. Gloeckler will be entitled to (i) an annual base salary of $530,000, (ii) an award of 100,000 restricted stock units (“RSUs”), which will vest at the later of February 6, 2024 or the completion of her duties as Interim President and CEO, (iii) an additional award of 65,000 RSUs if she continues to serve as Interim President and CEO through May 6, 2023, which will vest on the same vesting schedule as her initial grant, and (iv) participate in the Company’s annual cash bonus plan at a target level of 100% of base salary, with actual awards, if any, based on the achievement of pre-determined performance objectives for 2023 and subject to pro ration based on her period of service as Interim President and CEO. Ms. Gloecker will not receive any additional compensation for serving on the Board. Mr. Tomlinson will receive those separation payments and benefits that he is entitled to receive under his employment agreement in respect of a termination without cause, which agreement has previously been disclosed, and the portion of the restricted stock units held by Mr. Tomlinson under the Company 2021 Omnibus Incentive Plan that are scheduled to vest on February 15, 2023 will remain outstanding and eligible to vest in accordance with their terms as if Mr. Tomlinson’s employment with the Company had not terminated. During his service as Executive Chairman, Mr. Rubel will be entitled to (i) an annual base salary of $250,000, (ii) an award of 75,000 RSUs, which will vest on the later of February 6, 2024 or the completion of his duties as Executive Chairman, and (iii) an additional award of 25,000 RSUs if he continues to serve as Executive Chairman through May 6, 2023, which will vest on the same vesting schedule as his initial grant. Mr. Clempson will receive compensation as a non-employee director of the Company in accordance with the Company’s non-employee director compensation practices described in the Company’s proxy statement filed with the SEC on March 31, 2022.

Michelle Gloeckler Biography

Ms. Gloeckler, 56, has served as a member of the Board since July 2021, and, prior to her appointment as Interim Chief Executive Officer, she served as the Chair of each of the Board’s Compensation and Talent Committee and Nominating and Governance Committee. Ms. Gloeckler is a former retail executive with more than thirty years of experience in retail, consumer-packaged goods, merchandising, sourcing, manufacturing and strategy. In December 2021, Ms. Gloeckler was appointed as an independent member of the Board of Directors of Pairwise. Ms. Gloeckler has been a member of the Board of Directors of BJ’s Wholesale Club (NYSE: BJ) since September 2019, where she serves on the nominating and governance committee. In May 2021, Ms. Gloeckler was appointed as a member of the Board of Directors of The Duckhorn Portfolio, Inc. (NYSE: NAPA), where she serves on the audit committee and nominating and corporate governance committee. Ms. Gloeckler served as an independent director on Benson Hill Biosystems, Inc.’s board and audit committee from 2019 to 2021, and was the Chief Merchant & President International for Academy Sports & Outdoors, a sporting goods retailer, from August 2016 to January 2019. Ms. Gloeckler was an executive at Walmart Inc. (NYSE: WMT), from 2009 to 2016, where she held various executive roles. Most recently she served as Executive Vice President, Consumables, Health and Wellness, and led their US manufacturing initiative. Prior to that, Ms. Gloeckler held leadership roles at The Hershey Company, a global confectionary manufacturer. Ms. Gloeckler served on The University of Michigan Dean’s Advisory Council from 2015 to 2022. She holds a bachelor’s degree in Communication and Psychology from the University of Michigan.

Matthew Rubel Biography

Mr. Rubel has been the Company’s non-executive Chairman of the Board since its business combination with Empower in July 2021. Prior to the business combination, Mr. Rubel served as Empower’s Chief Executive Officer and Chairman since August 2020. Mr. Rubel has served as the Chairman of MidOcean Partners’ (“MidOcean”) Executive Board since joining the firm in 2018, where he leads the Executive Board’s efforts to provide industry insights to MidOcean Partners’ investment teams and portfolio companies.

Mr. Rubel is a renowned retail and brand Chief Executive Officer, having led many successful global brands and businesses. Most recently, Mr. Rubel served as Chief Executive Officer, President, and Board Member of Varsity Brands, a leader in sport, spirit and achievement products, which he strategically focused and integrated. Previously, Mr. Rubel served as Chairman, Chief Executive Officer and President of Collective Brands, Inc., which included Payless ShoeSource, Sperry Topsider, Saucony, Stride Rite and Keds. Prior to Collective Brands, Mr. Rubel was Chairman, Chief Executive Officer and President of Cole Haan LLC, from 1999 to 2005. Prior to Cole Haan, he served in senior management roles at J. Crew Group, Revlon and Murjani International Ltd.

Mr. Rubel has been a director of numerous multinational retail and consumer branded companies. He currently serves as Executive Chairman of MidOcean Partner’s (“MidOcean”) portfolio company KidKraft, and also on the Boards of The Joint Chiropractic and MidOcean’s portfolio company Image Skincare. He previously was an Independent Director at Hudson’s Bay Company (“HBC”), where he served on the Special Committee for HBC’s going private transaction. Mr. Rubel also served as an Independent Director of HSNi, the holding company of HSN and Cornerstone Brands. In addition, Mr. Rubel served as an Independent Director at TreeHouse Foods, Inc., SUPERVALU, ELF Cosmetics and Furniture Brands and as an advisor to early stage technology and retail companies, including Celect, Inc., Retail Next, First Insight and AfterPay. Mr. Rubel has also worked closely as a Senior Advisor with TPG Capital, TPG Growth and Roark Capital. He was a presidential appointee to the White House Advisory Committee for Trade Policy Negotiation from 2010 to 2018. Mr. Rubel holds a Bachelor of Science from Ohio University and an MBA from the University of Miami.

Graham Clempson Biography

Mr. Clempson has been an observer on the Board since its business combination with Empower in July 2021. Prior to the business combination, Mr. Clempson served as Empower’s President and was a member of Empower’s Board of Directors. He is Vice Chairman of MidOcean, which he co-founded in 2003, and serves on MidOcean’s Executive Board with a focus on the firm’s Investment Strategy, Portfolio Management and Business Development functions based in New York. Previously, Mr. Clempson was MidOcean’s European Managing Partner, based in London, from the firm’s inception until 2012. In addition to his role at MidOcean, Mr. Clempson serves as Managing Partner at Quartic Capital LLP, which he founded in 2012. Quartic Capital LLP invests in and manages complex portfolios of secondary private equity assets, in partnership with Coller Capital, a leading global secondary private equity investment firm. Prior to co-founding MidOcean, Mr. Clempson held various leadership positions in the European finance and private equity sectors, including CEO of Morgan Grenfell Private Equity, European Managing Partner of Deutsche Bank Capital Partners, and Co-Head of European Investment Banking at Deutsche Bank, with particular responsibility for the bank’s Financial Sponsor Coverage, Leveraged Finance and High Yield departments. Mr. Clempson began his career at Bankers Trust Company in 1983.

There are no arrangements or understandings between Mr. Clempson and any other person pursuant to which he was appointed as a member of the Board. There are no family relationships between Mr. Clempson and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer.

As previously disclosed, on August 10, 2021, the Company entered into a Non-Disclosure Agreement with Mr. Clempson, in his former capacity as Board observer. The Non-Disclosure Agreement provides that Mr. Clempson may share certain confidential information obtained as a director or Board observer with MidOcean US Advisor, LP and certain representatives of MidOcean US Advisor, LP. Under the Non-Disclosure Agreement, MidOcean US Advisor, LP has agreed to keep all confidential information shared pursuant to its Non-Disclosure Agreement strictly confidential and not disclose such information to any person other than certain representatives for certain specified permissible uses, subject to the terms and conditions of the applicable Non-Disclosure Agreement. Except as set forth above, there are no related person transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the SEC) between Mr. Clempson and the Company.

Anita Sehgal Biography

Ms. Sehgal has served as Senior Vice President, Marketing & Communications with the Houston Astros, a Major League Baseball team, since 2015. In her role, Ms. Sehgal provides strategic leadership for the ballclub’s retail, advertising, marketing, communications, broadcasting, and alumni relations, including support for a broad variety of sponsorship, ticket, special event, community, and the Astros Golf Foundation and Houston Open initiatives. Prior to joining the Houston Astros, Ms. Sehgal spent over 20 years in various strategic marketing functions with several organizations, including FGL Sports, Best Buy and most recently Academy Sports + Outdoors.  Ms. Sehgal received a Bachelor of Business Administration degree, with a focus in marketing and human resources, from the University of Regina.  Ms. Sehgel currently serves as an independent board director for Reitmans Canada Ltée and Escalade Inc.

Board Committee Updates

As a result of Ms. Gloeckler’s appointment as Interim President and CEO, Mr. Rubel’s appointment as Executive Chairman of the Board, and Mr. Clempson’s appointment to the Board, the Board has also made various committee reassignments. Effective February 6, 2023, the membership of the Audit, Compensation and Talent, and Nominating and Governance Committees of the Board shall be composed as follows:

●	Audit Committee: Ginger Jones (Chair), Anita Sehgal, Graham Clempson

●	Compensation and Talent Committee: Graham Clempson (Chair), Owen Basham, Ginger Jones

●	Nominating and Governance Committee: Anita Sehgal (Chair), James Coady, Owen Basham

Item 7.01	Regulation FD Disclosure.

On February 6, 2023, the Company issued a press release announcing the leadership changes described above. A copy of the press release is furnished as Exhibit 99.1 to this Report and incorporated herein by reference.

The information under Item 7.01 of this Report, including Exhibit 99.1, attached hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or Securities Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated February 6, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLEY INC.

	By:	/s/ Jesse Weaver
Name: Jesse Weaver
Date: February 6, 2023		Title: Chief Financial Officer